UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

Porter Holding International, Inc.

(Exact name of Company as specified in its charter)

Nevada	333-196336	42-1777496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36th Floor, Shenzhen Development Center, #2010, Renmin South Road

Luohu District, Shenzhen, Guangdong, China, 518001

(Address of principal executive offices) (Zip Code)

86-755-22230666

Company’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 15, 2020, Shenzhen Porter Warehouse E-Commerce Co. Ltd. (“Porter E-Commerce”), a subsidiary of our consolidated variable interest entity (“VIE”) in China, entered into an Equity Transfer Agreement (the “Agreement”) with Mr. Kezhan Ma, whereby Porter E-Commerce transferred its 57% equity interests in Shenzhen Qianhai Maihuolang E-Commerce Co., Ltd. (“Maihuolang E-Commerce”) to Mr. Kezhan Ma, for cash consideration of RMB 650,000 (approximately $92,002) which amount is payable in one-time payment within eight months of the filing of the equity transfer with the local Business Registration agency.

Maihuolang E-Commerce is a PRC company engaged in the business of online e-commerce. Immediately prior to the entry of the Agreement, Porter E-Commerce owns 57% equity interests in Maihuolang E-Commerce, Mr. Kezhan Ma directly owns 38% equity interests in Maihuolang E-Commerce, and Maihuolang (Beijing) Technology Development Co., Ltd., a PRC company controlled by Mr. Kezhan Ma, owns the remaining 5% equity interests in Maihuolang E-Commerce. Porter E-Commerce acquired the majority shareholding in Maihuolang E-Commerce in August 2019 as first disclosed in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 19, 2019. Since its acquisition, Maihuolang E-Commerce failed to realize anticipated benefits and value creation.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached hereto as Exhibit 10.1.

We have determined that the disposition does not involve a “significant” amount of assets, and thus does not trigger a disclosure under Item 2.01 of Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	English Translation of Equity Transfer Agreement by and between Shenzhen Porter Warehouse E-Commerce Co. Ltd. and Kezhan Ma dated July 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTER HOLDING INTERNATIONAL, INC.

Dated: July 22, 2020	By:	/s/ Zonghua Chen
Zonghua Chen Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	English Translation of Equity Transfer Agreement by and between Shenzhen Porter Warehouse E-Commerce Co. Ltd. and Kezhan Ma dated July 15, 2020